 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 20, 2017 (June 20, 2017)

Transgenomic, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36439	91-1789357
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8813 F Street, Omaha, NE 68127

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (402) 452-5400

N/A

 (Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

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Item 7.01.	Regulation FD Disclosure.

As previously reported on October 13, 2016, Transgenomic, Inc. (the “Company”), New Haven Labs Inc., a wholly-owned subsidiary of the Company, and Precipio Diagnostics, LLC (“Precipio”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which Precipio will become a wholly-owned subsidiary of the Company (the “Merger”), on the terms and subject to the conditions set forth in the Merger Agreement. Following the Merger, Transgenomic will change its name to Precipio, Inc (“New Precipio”).

On June 20, 2017, the Company provided Nasdaq with certain requested financial information as part of Nasdaq’s review of the Company’s previously filed initial listing application with respect to the New Precipio common stock. The information contained in this Item 7.01 is being furnished under Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The following unaudited pro forma condensed combined financial statement information was provided to Nasdaq as explained above.

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TRANSGENOMIC, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

As of March 31, 2017

(in thousands)

	Historical
	Transgenomic, Inc.	Precipio	Pro Forma Adjustments	Notes	New Precipio Combined
ASSETS
Current Assets:
Cash and cash equivalents	$59	$33	$2,500	g	$2,592
Accounts receivable, net	279	380	—		659
Inventories, net	15	106	—		121
Other current assets	190	8	—		198
Assets held for sale	24	—	—		24
Total current assets	567	527	2,500		3,594

Property and Equipment, net	127	256	—		383

Other Assets:
Goodwill	—	—	6,748	a	6,748
Acquired intangibles	—	—	28,950	b	28,950
Intangibles, net	531	—	(531)	c	—
Other assets	4	10	—		14
	$1,229	$793	$37,667		$39,689

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current Liabilities:
Current maturities of long-term debt	$7,368	$1,153	$(7,938)	f, h	$583
Accounts payable	8,509	1,253	—		9,762
Accrued Compensation	192	168	—		360
Accrued Expenses	3,398	758	(1,450)	f, h	2,706
Deferred revenue	133	92	—		225
Other liabilities	1,529	47	—		1,576
Liabilities held for sale	—	—	—		—
Total current liabilities	21,129	3,471	(9,388)		15,212

Long Term Liabilities:
Deferred tax liability	—	—	10,131	a	10,131
Long-term debt	—	4,389	(3,845)	h	544
Common stock warrant liability	615	—	—		615
Other long-term liabilities	128	151	—		279
Total liabilities	21,872	8,011	(3,102)		26,781

Stockholders’ (deficit) equity:
Convertible preferred stock	2	2,895	(2,897)	e, i
			241	f
			201	g
			241	h	683
Common stock	268	52	1,555	d
			2	e
			104	f	1,981
Additional paid-in capital	206,342	—	(184,492)	a-i	21,850
Warrants	—	1,434	(1,434)	d	—
Restricted units	—	7	(7)	d	—
Accumulated deficit	(227,255)	(11,606)	227,255	a	(11,606)
Total stockholders’ (deficit) equity	(20,643)	(7,218)	40,769		12,908
	$1,229	$793	$37,667		$39,689

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TRANSGENOMIC, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
For the Three Months Ended March 31, 2017

(dollars in thousands)

	Historical
	Transgenomic	Precipio	Pro Forma Adjustments	Notes	New Precipio Combined

Net sales	$658	$249	$—		$907
Cost of goods sold	459	220	(41)	a	638
Gross profit	199	29	41		269
Operating Expenses	1,754	625	621	a,b	3,000
Operating loss from continuing operations	(1,555)	(596)	(580)		(2,731)
Other Income (Expense):
Interest expense, net	(247)	(162)	236	c	(173)
Warrant revaluation	(33)	—	—		(33)
Other, net	—	—	—		—
Total other income (expense)	(280)	(162)	236		(206)
Loss from continuing operations before income taxes	(1,835)	(758)	(344)		(2,937)
Income tax	—	—	—		—
Net loss from continuing operations	(1,835)	(758)	(344)		(2,937)

Preferred stock/unit dividends	—	—	(260)	d	(260)
Deemed dividends on exchange of preferred units	—	—	—		—
NET LOSS FROM CONTINUING OPERATIONS AVAILABLE TO COMMON STOCKHOLDERS	$(1,835)	$(758)	$(604)		$(3,197)
Basic and diluted loss per common share from continuing operations	$(0.07)				$(0.02)
Basic and diluted weighted-average shares of common stock outstanding	26,779,835		171,283,352		198,063,187

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Pro Forma Adjustments

The pro forma adjustments included in the unaudited pro forma condensed combined financial statements are as follows:

Pro Forma Adjustments – Balance Sheet

a)	Reflects goodwill and deferred tax liability resulting from the acquisition method of accounting based on preliminary estimates of the fair value of the assets and liabilities of Transgenomic. This also includes the elimination of Transgenomic’s historical stockholders’ deficit accounts because Transgenomic is not considered to be the accounting acquirer.

b)	Reflects acquired intangibles resulting from the acquisition method of accounting based on preliminary estimates of the fair value of the assets and liabilities of Transgenomic.

c)	Elimination of historical intangibles of Transgenomic.

d)	Issuance of New Precipio common stock.

e)	Transgenomic pre-merger preferred stock converted to common stock.

f)	Transgenomic pre-merger debt and accrued interest converted to common stock and $3 million of New Precipio preferred stock with an 8% annual dividend.

g)	Issuance of New Precipio preferred stock to investors in a private placement. The pro form reflects a minimum investment of $2.5 million to be received at the time of the merger. The total expected to be received from the investors will be between $2.5 million and $7.0 million. If the full $7.0 million is received, the balance sheet impact would be an increase of $4.5 million to both cash and stockholders’ equity.

h)	Precipio pre-merger debt and accrued interest converted to common stock and $3 million of New Precipio preferred stock with an 8% annual dividend.

i)	Precipio pre-merger preferred shares converted to New Precipio common stock.

Pro Forma Adjustments – Statements of Operations

a)	Eliminate amortization expense related to Transgenomic historical intangibles.

b)	Record amortization expense related to newly acquired intangibles assuming useful lives between 2-20 years.

c)	Eliminate interest expense for Transgenomic interest bearing debt that is converted to New Precipio common stock and New Precipio preferred stock.

d)	Elimination of historical dividends and recording dividends on New Precipio preferred stock with 8% annual dividend.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Transgenomic, Inc.

Date: June 20, 2017	By:	/s/ Paul Kinnon
Paul Kinnon
President and Chief Executive Officer

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